                                                                Quarterly Report
                                                                October 31, 1999

                                   [GRAPHIC]


                                   The Italy


                                   Fund Inc.

Dear Shareholder:

We are pleased to present the quarterly report for The Italy Fund Inc. ("Fund") for the nine months ended October 31, 1999. As of that date, the Fund's net asset value ("NAV") per share was $16.68, down 1.25% (includes reinvestment for $1.00 capital gain distributions) for the Fund's nine months ended October 31, 1999. This performance compares to the negative 2.14% (in U.S. dollar terms) decline over the same time period in the BCI Index (Banco Commerciale Italiana), a widely followed Italian index that includes all listed securities on the Milan Stock Exchange. As of October 31, 1999, the Fund's total net assets were roughly $142 million.

The Fund has continued its program whereby it may repurchase shares of its common stock in the open market. It is the Fund's intention to repurchase shares of its stock at such times, prices and amounts deemed advisable. There can be no assurance that the Board of Directors will continue this program.

Economic and Market Overview
The Italian stock market has not performed as well as all of the other European indices since the start of 1999. In our view, the primary reason for this underperformance is that Italy's stock market is more interest-rate sensitive than other country specific stock markets. Over the last ten months, ten-year government yields rose to 5.30% as of October 31, 1999 from 4.03% at the end of 1998. This rise in interest rates caused the financial sector, which is 40% of the Italian market's capitalization, to underperform. We also think that the recent poor performance of Italy's banking industry is attributable to the disappointment over the Bank of Italy blocking several corporate deals. Moreover, Italy's sluggish economy caused depressed consumption and capital spending. Cyclical industries, which performed nicely in other European markets, also failed to rally.

While Italy's economy is slowly recovering, the country's economic policy over the medium term should continue to be dominated by the need to maintain strict control of public finances in order to reassure its Euro-area partners that it is committed to the European Union's Stability and Growth Pact. (The Stability and Growth Pact requires governments to agree with the European Commission on deficit targets that aim for a balanced budget over the economic cycle.) According to our analysts, growth in Italy is anticipated to stay anemic (an annual growth rate of roughly 0.8% in 1999), before improving gradually in 2000 and picking up through 2003. The analysts expect that Italy's recovery will be driven by an increase in private consumption and investment, prompted by low inflation, low interest rates and stronger exports due to stronger EU and global demand.

Investment Strategy
We employ a bottom-up approach toward stock selection. That is, we look for solid companies with strong growth prospects rather than trying to define specific economic or market trends. Our belief is that good companies will thrive over the long term regardless of the financial trend of the moment.

After the spin-off of Telecom Italia Holdings in Telecom Italia Mobile to Tecnost, the company's bombshell to exchange its own shares to the minority shareholders of TI reduced the credibility of TI and Tecnost's Chairman, Roberto Colaninno. (TI is one of the world's largest providers of fixed-line telecommunications products and services; TIM offers a complete range of cellular services; and Tecnost develops specialized information technology services.) Tecnost will become a holding company with 53% of TI and 60% of TIM instead of an operating company, which was widely anticipated by the investment community. As a result, many foreign investors dumped telecom stocks and TI and TIM shares declined 16.5% and 13.9%, respectively, in September 1999.

Although the Fund's latest fiscal quarter was rather dull from a performance perspective, the period was certainly not uneventful.

 . Tecnost/TI/TIM exchange offer: As discussed previously, TI shareholders would receive shares of questionable value in Tecnost (the debt-laden shell company Olivetti used to finance its takeover of 52% of TI) in exchange for TI holdings of 60% in TIM. In our view, this may be a return to a more unfavorable view of minority shareholders in Italy. If this proposed exchange offer is approved by the Italian government, the credibility of the country's stock market may be called into question.

 .  San Paolo IMI/INA/Generali: After the friendly merger between San Paolo/IMI
   (a company that offers commercial and investment banking and personal financial services) and INA (a company that provides life insurance and non-life insurance services throughout Italy) was announced, Generali (which offers life and non-life insurance and reinsurance) spoiled the party and came in with an unfriendly higher offer, 12 billion Euros, for INA. A friendly solution was reached between INA and Generali after offering San Paolo/IMI ownership of Banco di Napoli (a commercial bank). INA shares (i.e., 5.3% of The Italy Fund as of October 31, 1999) rose 34.1% in September 1999.

 . ENEL Offering: The world's largest listed electric utility and the world's largest initial public offering (IPO), 18 billion Euros, was priced on October 31, 1999 at the top of the suggested range of 3.90 to 4.30 Euros. Because of concerns about having to sell off its generating capacity and in anticipation of 25% to 35% tariff reductions in the next few years, we decided not to participate in this highly promoted offering, despite ENEL's weighting of 12% in the BCI Index.

During the Fund's fiscal third quarter, we added to our holdings in Ducati Motor Holding (manufactures high-performance motorcycles), Saipem (international contractor in the energy sector) and Banco Poplari Di Lodi. Also, we participated in the IPO of Tiscali (Italy's first Internet provider) and we reduced our positions in IMI-San Paolo and Sogefi (a holding company for a group that manufactures components in both the automotive and freight industries). Lastly, we eliminated our positions in Parmalat (a holding company operating in the food and beverage industry), Rinascente (a mass retailing company), Tecnost and Union Immobiliare (which owns a portfolio of real estate)./1/

In our view, Italian stock price valuations continue to be less expensive than the rest of Europe. For example, Italian stocks on average are selling at 8.9 times 1999 price/cash flow, while European stocks are selling at 11.5 times price/cash flow and U.S. stocks are selling at 15.6 times price/cash flow. Due to restructuring and a lower tax rate, we anticipate corporate profits in Italy should grow by about 19% and 14% in 1999 and 2000, respectively, a level well above other European countries. Over the medium term, we are positive on the Italian stock market and believe that it still represents solid investment opportunity.

As noted in our last letter, despite the Italian stock market's underperformance, we are positive about investing in Italian stocks in the coming years. Moreover, we think that the Italian stock market is in a bullish pattern that is being propelled by the switch by many private investors from fixed-income portfolios into equity mutual funds.

In closing, thank you for your continued confidence in our investment management approach. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ Heath B. McLendon                    /s/ Mario d'Urso

Heath B. McLendon                        Mario d'Urso
Chairman                                 President


/s/ Rein W. van der Does

Rein W. van der Does
Vice President and Investment Officer

November 17, 1999

--------
/1/ Please note the Fund's holdings are subject to change.

The Italy Fund's Sectorial Structure*
--------------------------------------------------------------------------------
October 31, 1999 (unaudited)

                                  [CHART]

Telecommunications - Wireless    8.8%
Utilities                        0.2%
Automotive                       5.3%
Banking                         21.3%
Broadcasting                     2.1%
Construction                     1.9%
Consumer Staples - Food          4.2%
Consumer Staples - Retail        2.6%
Energy - Exploration             2.4%
Energy - International           8.6%
Engineering                      1.2%
Insurance                       16.9%
Publishing                       3.1%
Miscellaneous                    0.2%
Retail                           2.9%
Telecommunications - Telephone  15.4%

BCI Index Sectorial Structure
--------------------------------------------------------------------------------
October 31, 1999 (unaudited)

                                  [CHART]

Textiles                         1.7%
Automotive                       4.4%
Banking                         26.9%
Construction                     2.1%
Consumer Products                0.1%
Energy                           9.5%
Engineering                      5.6%
Food                             2.5%
Insurance                       16.1%
Miscellaneous                    4.1%
Paper & Print                    4.7%
Telecommunications              22.3%

*As a percentage of total investments.

The Italy Fund Inc.

Schedule of Investments as of October 31, 1999 (unaudited)
--------------------------------------------------------------------------------

    Shares                           Security                         Value
--------------------------------------------------------------------------------
COMMON STOCK -- 100%

Automotive -- 5.3%
      331,250    Brembo S.p.A. ................................    $ 3,790,270
      800,000    Ducati Motor Holding S.p.A.# .................      2,276,272
      600,000    Sogefi S.p.A. ................................      1,484,580
                                                                   -----------
                                                                     7,551,122
                                                                   -----------
Banking -- 21.3%
      800,000    Banca Fideuram S.p.A.@ .......................      4,856,103
      800,000    Banca Nazionale del Lavoro# ..................      2,707,645
      140,000    Banca Popolare di Bergamo Credito@
                   Varesino S.p.A. ............................      3,009,312
      100,000    Banca Popolare Commercio e Industria@ ........      2,157,917
      150,000    BIPOP - Carire S.p.A.@ .......................      6,347,621
      300,000    Banca Popolare di Lodi .......................      3,717,757
      700,000    Banca Popolare di Milano@ ....................      4,697,912
      200,000    Monte Dei Paschi .............................        800,941
      139,800    San Paolo IMI S.p.A. .........................      1,840,038
                                                                   -----------
                                                                    30,135,246
                                                                   -----------
Broadcasting -- 2.1%
      300,000    Mediaset S.p.A.@ .............................      2,988,080
                                                                   -----------
Construction -- 1.9%
      600,000    Unicem S.p.A. di Risp NC++@ ..................      2,699,236
                                                                   -----------
Consumer Cyclical Textiles -- 2.9%
       50,000    Gucci Group N.V. -- NY Registered Shares .....      4,037,500
                                                                   -----------
Consumer Staples - Food -- 4.2%
      544,027    Autogrill S.p.A.@ ............................      5,993,915
                                                                   -----------
Consumer Staples - Retail -- 2.6%
      140,000    Industrie Natuzzi S.p.A. ADR .................      2,555,000
      260,000    Recordati S.p.A. di Risp NC++ ................      1,156,004
                                                                   -----------
                                                                     3,711,004
                                                                   -----------

See Notes to Financial Statements.

The Italy Fund Inc.

--------------------------------------------------------------------------------

    Shares                           Security                         Value
--------------------------------------------------------------------------------

Energy Exploration -- 2.4%
      800,000    Saipem S.p.A....................................  $ 3,429,124
                                                                   -----------
Energy - International -- 8.6%
    2,072,000    ENI S.p.A.@.....................................   12,176,577
                                                                   -----------
Engineering -- 1.2%
      180,000    Danieli & Co.@..................................      980,050
      266,750    Danieli & Co. di Risp NC++......................      785,070
                                                                   -----------
                                                                     1,765,120
                                                                   -----------
Insurance -- 16.9%
      494,999    Alleanza Assicurazioni S.p.A.@..................    5,037,503
      350,000    Assicurazioni Generali S.p.A.@..................   11,275,725
    2,500,000    Instituto Nazionale Delle Assicurazioni@........    7,586,348
                                                                   -----------
                                                                    23,899,576
                                                                   -----------
Miscellaneous -- 0.2%
      850,000    Europa Investimenti#+...........................      207,640
                                                                   -----------
Publishing -- 3.1%
      200,000    Gruppo Editoriale L'Espresso@...................    4,330,551
                                                                   -----------
Retail -- 2.9%
      500,000    Buffetti S.p.A..................................    4,132,943
                                                                   -----------
Telecommunications - Telephone -- 15.4%
    1,532,220    Telecom Italia S.p.A.@..........................   13,288,430
    1,724,500    Telecom Italia S.p.A. di Risp NC++..............    8,492,171
                                                                   -----------
                                                                    21,780,601
                                                                   -----------
Telecommunications - Wireless -- 8.8%
    1,100,000    Telecom Italia Mobile S.p.A.@...................    6,885,277
    1,500,000    Telecom Italia Mobile S.p.A. di Risp NC++.......    5,199,815
        5,000    Tiscali S.p.A...................................      343,763
                                                                   -----------
                                                                    12,428,855
                                                                   -----------

See Notes to Financial Statements.

The Italy Fund Inc.
Schedule of Investments as of October 31, 1999 (unaudited)(continued)
--------------------------------------------------------------------------------

    Shares                           Security                         Value
--------------------------------------------------------------------------------

Utilities -- 0.2%
       25,000    ACEA S.p.A.                                         $ 278,017
                                                                   ------------
                 TOTAL INVESTMENTS
                 AT VALUE -- 100%
                 (Cost-- $97,398,807*)                            $141,545,107
                                                                  =============

---------------
  #  Non-income producing security.
  @  All or a portion of this security is on loan (See Note 6).
  ++ Risp NC -- Risparmio Non-Convertible (non-convertible savings shares).
  +  Security restricted as to re-sale (See Note 4).
  *  Aggregate cost for Federal income tax purposes is substantially the same.




See Notes to Financial Statements.

The Italy Fund Inc.

Statement of Assets and Liabilities
For the Nine Months Ended October 31, 1999 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (Cost -- $97,398,807)..................... $ 141,545,107
Foreign currency, at value (Cost -- $1,417,743).................     1,393,434
Collateral for securities loaned (Note 6).......................    40,244,476
Dividends and interest receivable...............................       799,901
                                                                  ------------
Total Assets....................................................   183,982,918
                                                                  ------------

LIABILITIES:
Payable for securities loaned (Note 6)..........................    40,244,476
Payable to bank.................................................     1,419,710
Management fees payable.........................................        97,815
Accrued expenses................................................       126,825
                                                                  ------------
Total Liabilities...............................................    41,888,826
                                                                  ------------
Total Net Assets................................................  $142,094,092
                                                                  ============

NET ASSETS:
Par value of capital shares.....................................  $     85,174
Capital paid in excess of par value.............................    94,836,235
Treasury stock, at cost (Note 7)................................   (14,515,303)
Undistributed net investment income.............................     1,312,051
Accumulated net realized gain from security transactions........    16,245,547
Net unrealized appreciation of investments and foreign
 currencies.....................................................    44,130,388
                                                                  ============

Total Net Assets
(Equivalent to $16.68 a share on 8,517,414 shares of $0.01
par value outstanding; 20,000,000 shares authorized)............  $142,094,092
                                                                  ============

See Notes to Financial Statements.

The Italy Fund Inc.

Statement of Operations
For the Nine Months Ended October 31, 1999 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends.......................................................   $ 2,990,242
Interest........................................................       197,029
Less: Foreign withholding tax...................................      (449,778)
                                                                   ------------
Total Investment Income.........................................     2,737,493
                                                                   ------------

EXPENSES:
Management fees (Note 2)........................................     1,088,872
Custody.........................................................        99,014
Audit and legal.................................................        72,847
Directors' fees.................................................        61,144
Shareholder communications......................................        36,841
Shareholder and system servicing fees...........................        24,062
Other...........................................................        16,982
                                                                   ------------
Total Expenses..................................................     1,399,762
                                                                   ------------
Net Investment Income...........................................     1,337,731
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
Realized Gain From:
   Security transactions (excluding short-term securities)......    18,426,015
   Foreign currency transaction.................................        93,617
                                                                   ------------
Net Realized Gain...............................................    18,519,632
                                                                   ------------
Change in Net Unrealized Appreciation of Investments and Foreign Currencies:

   Beginning of period..........................................    69,844,785
   End of period................................................    44,130,388
                                                                   ------------
Decrease in Net Unrealized Appreciation.........................   (25,714,397)
                                                                   ------------
Net Loss on Investments and Foreign Currencies..................    (7,194,765)
                                                                   ------------
Decrease in Net Assets From Operations..........................   $(5,857,034)
                                                                   ============


See Notes to Financial Statements.

The Italy Fund Inc.

Statements of Changes in Net Assets
For the Nine Months Ended October 31, 1999 (unaudited)
and the Year Ended January 31, 1999
--------------------------------------------------------------------------------

                                                   October 31       January 31
                                                 -------------    -------------
OPERATIONS:
Net investment income..........................   $ 1,337,731      $   937,810
Net realized gains.............................    18,519,632       16,172,261
Increase (decrease) in net unrealized
   appreciation................................   (25,714,397)      20,528,139
                                                 -------------    -------------
Increase (Decrease) in Net Assets
   From Operations.............................    (5,857,034)      37,638,210
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................            --       (1,902,135)
Net realized gains.............................    (8,610,514)      (2,370,825)
                                                 -------------    -------------
Decrease in Net Assets From
   Distributions to Shareholders...............    (8,610,514)      (4,272,960)
                                                 -------------    -------------

FUND SHARE TRANSACTIONS:
Treasury stock acquired........................   (11,120,060)      (3,395,244)
                                                 -------------    -------------
Decrease in Net Assets From
   Fund Share Transactions.....................   (11,120,060)      (3,395,244)
                                                 -------------    -------------
Increase (Decrease) in Net Assets..............   (25,587,608)      29,970,006

NET ASSETS:
Beginning of period............................   167,681,700      137,711,694
                                                 -------------    -------------
End of period*.................................  $142,094,092     $167,681,700
                                                 =============    =============

* Includes undistributed (overdistributed)
  net investment income of:....................  $  1,312,051     $   (119,297)
                                                 =============    =============



See Notes to Financial Statements.

The Italy Fund Inc.

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 1999, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized

The Italy Fund Inc.

--------------------------------------------------------------------------------

gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager of the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

All officers (except one) and one Director of the Fund are employees of Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH.

For the nine months ended October 31, 1999, SSB received no brokerage commissions.

3. Investments

During the nine months ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


Purchases.......................................................   $27,330,881
                                                                   ===========
Sales...........................................................   $49,933,013
                                                                   ===========

At October 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...................................   $46,923,798
Gross unrealized depreciation...................................    (2,777,498)
                                                                   ===========
Net unrealized appreciation.....................................   $44,146,300
                                                                   ===========

The Italy Fund Inc.

--------------------------------------------------------------------------------

4. Securities Valued by the Fund's Board of Directors

One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:

                     Number of  Acquisition  10/31/99   Value Per  Percentage of
Security              Shares       Date     Fair Value    Unit      Net Assets      Cost
--------             ---------  ----------- ----------  ---------  -------------    ----
Europa Investimenti   850,000      7/2/91    $207,640     $0.24        0.14%      $623,396

5. Concentration of Risk

Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collaterized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

The Italy Fund Inc.

--------------------------------------------------------------------------------


At October 31, 1999, the Fund loaned common stocks having a value of $39,738,060 and holds the following collateral for loaned securities:

Security Description                                                    Value
===============================================================================
Time Deposits:
   Banco Bilbao, Milan, 5.410% due 11/1/99                        $   161,086
   Bank of Austria, 5.438% due 11/1/99                              1,920,232
   Banque Bruxelles Lambert London, 5.406% due 11/1/99              1,920,232
   Barclays Bank PLC, 5.410% due 11/1/99                            1,920,232
   BNP, 5.410% due 11/1/99                                          1,920,232
   Caisse de Depots et Consign, Paris, 5.375% due 11/1/99           1,920,232
   Commerzbank AG, Frankfurt, 5.390% due 11/1/99                    1,920,232
   Credit Commerciale de France, 5.375% due 11/1/99                 1,920,232
   Credit Suisse, London, 5.410% due 11/1/99                        1,920,232
   Den Danske-Copenhagen, 5.375% due 11/1/99                        1,920,232
   KBC, Brussels, 5.375% due 11/1/99                                1,920,232
   Nordeutsche Landesbank G.C., 5.410% due 11/1/99                  1,920,232
   Norwest Bank, Grand Cayman, 5.344% due 11/1/99                   1,920,232
   Paribas London, 5.406% due 11/1/99                               1,920,232
   Societe Generale, 5.390% due 11/1/99                             1,920,232
   Svenska Stockholm, 5.375% due 11/1/99                            1,920,232
   Toronto Dominion, London, 5.406% due 11/1/99                     1,920,232
Commercial Paper:
   Associates First Capital, 5.352% due 11/1/99                     1,919,376
   General Electric Credit, 5.332% due 11/1/99                         46,491
   General Motors Acceptance Corp., 5.352% due 11/1/99              1,919,376
   New Center Asset Trust, 5.352% due 11/1/99                       1,403,881
   UBS Finance, Inc., 5.382% due 11/1/99                            1,919,371
Repurchase Agreement:
   Bear Stearns, 5.405% due 11/1/99                                 2,151,183
-------------------------------------------------------------------------------
Total                                                             $40,244,476
===============================================================================

Income earned by the Fund from securities loaned for the nine months ended October 31, 1999 was $206,590.

The Italy Fund Inc.

--------------------------------------------------------------------------------


7. Capital Stock

At October 31, 1999, the Fund had authority to issue 20,000,000 shares of common stock with a par value of $0.01 per share.

On October 27, 1998, the Fund commenced a share repurchase plan. As of October 31, 1999, repurchased shares totalled 985,675.

The Italy Fund Inc.

Financial Highlights
--------------------------------------------------------------------------------

Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31, except where noted. Total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                1999(1)    1999       1998        1997      1996      1995
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of Period......................   $18.09    $14.49      $11.94       $9.56    $9.82     $9.84
                                             --------  --------    --------    --------  -------   -------
Income (Loss) From Operations:
   Net investment income....................     0.16      0.17        0.07        0.10     0.15      0.09
   Net realized and unrealized
     gain (loss) (2)........................    (0.81)     3.82        2.50        2.52    (0.39)     0.06
                                             --------  --------    --------    --------  -------   -------
Total Income (Loss) From
   Operations...............................    (0.65)     3.99        2.57        2.62    (0.24)     0.15
                                             --------  --------    --------    --------  -------   -------
Gains From Repurchase of
   Treasury Stock (2).......................     0.24      0.07          --          --       --        --
                                             --------  --------    --------    --------  -------   -------
Less Distributions From:
   Net investment income....................       --     (0.20)      (0.02)      (0.24)   (0.02)    (0.17)
   Net realized gains.......................    (1.00)    (0.26)         --          --       --        --
                                             --------  --------    --------    --------  -------   -------
Total Distributions.........................    (1.00)    (0.46)      (0.02)      (0.24)   (0.02)    (0.17)
                                             --------  --------    --------    --------  -------   -------

Net Asset Value, End of Period..............   $16.68    $18.09      $14.49      $11.94    $9.56     $9.82
                                             ========  ========    ========    ========  =======   =======

Market Value, End of Period.................  $14.000   $14.938     $12.125     $10.000   $8.250    $8.750
                                             ========  ========    ========    ========  =======   =======
Total Return, Based on
   Market Value*............................     0.38%++  26.96%      21.53%      24.49%   (5.51)%  (27.90)%
                                             ========  ========    ========    ========  =======   =======
Total Return, Based on
   Net Asset Value*.........................    (1.25)%++ 28.66%      21.59%      28.27%   (2.43)%   (3.68)%
                                             ========  ========    ========    ========  =======   =======
Net Assets, End of
Period (000's).............................. $142,094  $167,682    $137,712    $113,433  $90,841   $93,347
                                             ========  ========    ========    ========  =======   =======
Ratios to Average Net Assets:
   Net investment income....................     1.17%+    0.58%       0.61%       0.97%    1.12%     0.85%
   Expenses (3).............................     1.22+     1.22        1.29        1.42     1.42      1.69
Portfolio Turnover Rate.....................       18%       22%         16%         47%      58%       42%

--------------
(1)  For the nine months ended October 31, 1999 (unaudited).
(2) Net realized and unrealized gain (loss) from prior year has been reclassified to conform with current period presentation. The reallocation of gain (loss) between operation and treasury stock transactions for the year ended January 31, 1999 has not been audited by the Fund's external auditors.
(3) During the years ended January 31, 1997 and January 31, 1996, the Fund earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would have been 1.42% and 1.41%, respectively. Prior year numbers have not been restated to reflect this credit.
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized as it may not be representative of the total return for the year.
+    Annualized.

The Italy Fund Inc.

Quarterly Results of Operations (unaudited)
--------------------------------------------------------------------------------

                                                                                                           Net Increase
                                                                                  Net Realized            (Decrease) in
                                 Investment              Net Investment          and Unrealized             Net Assets
                                Income (Loss)             Income (Loss)            Gain (Loss)            From Operations
                            ---------------------    ----------------------   ----------------------   ----------------------
                                             Per                       Per                     Per                       Per
Quarter Ended                   Total       Share        Total        Share       Total       Share       Total         Share
                            ------------    -----    ------------    ------   ------------    ------   ------------    ------
April 30, 1997..........    $    106,945    $0.01    $   (238,794)  $(0.03)   $(11,469,551)  $(1.21)   $(11,708,345   $(1.24)
July 31, 1997...........       1,945,510     0.20       1,591,023     0.17       8,346,576     0.88       9,937,599     1.05
October 31, 1997........          18,406     0.00        (364,305)   (0.04)      5,549,880     0.59       5,185,575     0.55
January 31, 1998........          79,657     0.01        (294,155)   (0.03)     21,348,352     2.24      21,054,197     2.21
April 30, 1998..........         146,182     0.02        (326,512)   (0.03)     25,944,182     2.73      25,617,670     2.70
July 31, 1998...........       2,658,231     0.28       2,148,071     0.23       5,682,751     0.60       7,830,822     0.83
October 31, 1998........         207,822     0.02        (255,194)   (0.03)    (17,814,957)   (1.87)    (18,070,151)   (1.90)
January 31, 1999........        (102,909)   (0.01)       (628,555)   (0.07)     22,888,424     2.47      22,259,869     2.40
April 30, 1999..........         194,353     0.02        (289,898)   (0.03)     (2,892,195)   (0.33)     (3,182,093)   (0.36)
July 31, 1999...........       2,483,951     0.29       2,020,175     0.23      (3,929,497)   (0.46)     (1,909,322)   (0.22)
October 31, 1999........          59,189     0.01        (392,546)   (0.05)       (373,073)   (0.04)       (765,619)   (0.09)

The Italy Fund Inc.

Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On May 19, 1999, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

   1. The election of Paul Hardin and George M. Pavia as Directors of the Fund for a three-year period; and

   2. Ratification of the selection of KPMG LLP as the independent auditors of the Fund for the current fiscal year.

The results of the vote on Proposal 1 were as follows:

                                       Shares                       % of Shares
 Directors*                          Votes For                       Voted For
--------------------------------------------------------------------------------
 Paul Hardin                       5,643,266.098                       96.86%
 George M. Pavia                   5,634,551.882                       96.71
--------------------------------------------------------------------------------


The results of the vote on Proposal 2 were as follows:

  Shares            % of          Shares           % of        Shares         % of
 Votes For      Shares Voted   Voted Against   Shares Voted  Abstained  Shares Abstained
----------------------------------------------------------------------------------------
 5,727,852.975     98.31%       77,983.764         1.34%     20,458.493       0.35%
----------------------------------------------------------------------------------------

* The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Paolo M. Cucchi, Mario d'Urso and Heath B. McLendon.

The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by PFPC Global Fund Services ("PFPC"), formerly known as First Data Investor Services Group, Inc., as dividend-paying agent under the Plan, unless the shareholder informs PFPC that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by PFPC as dividend paying agent.

The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or (ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, PFPC will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before PFPC has completed its purchases, PFPC is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or (b) 95% of the then current market price.

Participants in the Plan have the option of making additional semi-annual cash payments to PFPC in any amount from $100 to $3,000 for investment in Fund shares. PFPC uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

The Italy Fund Inc.

--------------------------------------------------------------------------------

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

A shareholder may terminate participation in the Plan at any time by notifying PFPC in writing. A termination will be effective immediately if notice is received by PFPC no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

Information concerning the Plan may be obtained from PFPC Global Fund Services at 1-800-331-1710.


                             ----------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Italy Fund Inc.
--------------------------------------------------------------------------------

INVESTMENT MANAGER AND
ADMINISTRATOR

SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013



ADVISORY BOARD

Andrea Farace
Pierre Henchoz
Dott. Pietro Manes



DIRECTORS

Paolo M. Cucchi
Dr. Paul R. Hardin
Heath B. McLendon
George M. Pavia
Mario d'Urso

James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus


OFFICERS

Heath B. McLendon
Chairman

Mario d'Urso
President

Lewis E. Daidone
Senior Vice President and Treasurer

Rein W. van der Does
Vice President and Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

--------------------------------------------------------------------------------
This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Comparisons between changes in the Fund's net asset value per share and changes in the Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Euro/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).
--------------------------------------------------------------------------------

                               The Italy Fund Inc.

                              388 Greenwich Street
                            New York, New York 10013
                                 (212) 816-6082
                                 FD01045 12/99